THE FIRST TRUST (registered trademark) SPECIAL SITUATIONS TRUST, SERIES 134

                    TARGET 5 TRUST, SERIES 6
                   TARGET 10 TRUST, SERIES 12

       Supplement to the Prospectus dated February 1, 1996

Notwithstanding anything to the contrary in the Prospectus, the Income Distribution Dates for each Trust will be the last day of both June and December, 1996 for Unit holders of record on the fifteenth day of each respective month.

February 27, 1996